SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

QUICKSILVER RESOURCES INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-14837	75-2756163
(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (817) 665-5000

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number and Description

99.1	Press Release dated May 13, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The information in this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On May 13, 2003, we issued a press release announcing our earnings for the first quarter of 2003.

A copy of the press release is filed as Exhibit 99.1.

The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUICKSILVER RESOURCES INC.

Dated: May 13, 2003	By: /s/ Bill Lamkin

      Bill Lamkin, Executive Vice President

      and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 13, 2003